UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2019

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRNX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2019, Timothy Hauck notified Taronis Technologies, Inc. (the “Company”) of his resignation as the Company’s interim Chief Financial Officer and Treasurer. Mr. Hauck also resigned from his positions with the Company’s subsidiary Taronis Fuels, Inc. Mr. Hauck’s resignation is not the result of any disagreement with the policies, practices or procedures of the Company, but was due to not wanting to relocate his family to the Company’s new corporate headquarters in Phoenix, Arizona.

On September 1, 2019, the Company appointed Tyler B. Wilson, Esq. as its new Chief Financial Officer to fill the vacancy left by Mr. Hauck’s resignation. Mr. Wilson has served as the Company’s General Counsel since mid-2017 and served as corporate Secretary and as its Executive Vice President since December 2018. He will continue to serve as the Company’s Secretary and General Counsel in addition to his role as Chief Financial Officer. Mr. Wilson has extensive experience in corporate finance and management. He played a primary role in advancing the Company’s turnaround and rebranding beginning in early 2017, including development of the Company’s acquisition model, leading capital market financings, managing staff and service providers and advancing international expansion. Prior to joining the Company, Mr. Wilson served as the managing attorney of Wilson Law Group, PLLC, a corporate and securities boutique he founded in 2011. Over the course of his career, Mr. Wilson has founded and co-founded a number of successful start-ups and has extensive experience in business operations, capital markets transactions and operational leadership. Mr. Wilson holds a Bachelor of Arts from the University of Notre Dame and a Juris Doctor from the University of Notre Dame Law School.

On September 1, 2019, the Company appointed Eric Newell as its new Treasurer to fill the vacancy left by Mr. Hauck’s resignation. Mr. Newell has served as the Company’s General Manager since the fall of 2018 and previously served the Company in a number of other capacities including System Operator (March 2015-August 2015), Office Manager (August 2015-April 2016) and Project Manager (April 2016-September 2018). Mr. Newell has more than twenty years of successful business management and hands-on operational experience in several diverse industries. He is currently pursuing a Bachelor’s in Business Management at the University of Phoenix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2019

TARONIS TECHNOLOGIES, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer